DocuSign Envelope ID: 14D00CCC-4D31-40B9-BB87-02CE16CBA6A6

Exhibit 10.26

AMENDMENT EXECUTION PAGE

Plan Name:         Amphenol Corporation Employee Savings/401(k) Plan (the "Plan")

Employer:           Amphenol Corporation

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
ADDITIONAL PROVISIONS ADDENDUM	01/01/2020

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Amphenol Corporation	Employer:	Amphenol Corporation

By:	/s/ Lily Mao	By:

Title:	Corporate Sr. HR Director	Title:

Date:	December 21, 2019	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures.

Accepted by:	Fidelity Management Trust Company, as Trustee

By:	/s/ Joan M. Berning	Date:	December 23, 2019

Title:	Authorized Signatory

Volume Submitter Defined Contribution Plan – 10/2014

PS Plan

85085-1576113141AA

© 2014 FMR LLC

All rights reserved

DocuSign Envelope ID: 14D00CCC-4D31-40B9-BB87-02CE16CBA6A6

ADDITIONAL PROVISIONS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)          Additional Provision(s) –  The following provisions supplement and/or, to the degree described herein, supersede other provisions of this Adoption Agreement and the Basic Plan Document in the following manner:

(1)  The following replaces Subsection 1.05(a):

(a)          Compensation Exclusions –  Compensation shall exclude the following item(s):

(1)          Reimbursements or other expense allowances.

(2)          Fringe benefits (cash and non-cash).

(3)          Moving expenses.

(4)          Deferred compensation.

(5)          Welfare benefits.

(6)          The value of restricted stock or of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

(7)          Severance pay received prior to termination of employment. (Severance pay received following termination of employment is a severance amount as described in Subsection 2.01(k) which is always excluded.)

(8)          The following other items are excluded from Compensation (List separately any items excluded from Compensation only for a particular group of employees and provide a description of that group.):

Sign on Bonus, Referral Bonus

Note: The Participant group(s) identified above must be clearly defined in a manner that will not violate  the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401-1(b)(1)(ii).

Note: If the Employer has selected Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Formula any exclusion listed above must be a permitted exclusion under Section 1.414(s)-1(d)(2) of the Treasury Regulations. If the Employer has selected Safe Harbor Matching Employer Contributions, a Participant must also be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution, determined as a percentage of Compensation meeting the requirements of Code Section 414(s).

Note: Compensation must be tested to show that it meets the requirements of Code Section 414(s) or, unless 401(k) Safe Harbor Formula has been selected, the allocations must be tested to show that they meet the general test under regulations issued under Code Section 401(a)(4). With respect to Matching  Employer Contributions (other than 401(k) Safe Harbor Matching Employer Contributions), Compensation for purposes of applying the limitations on Matching Employer Contributions described in Section 6.10 of the Basic Plan Document (for deemed satisfaction of the "ACP" test), must be tested to show that it meets the requirements of Code Section 414(s).

(2)  The following shall be added as Section 1.07(b):

(b)          Additional Automatic Enrollment Provisions –  Except as provided in (c) below, automatic enrollment made in accordance with Section 5.03(c) of the Basic Plan Document is subject to the following:

Volume Submitter Defined Contribution Plan – 10/2014

PS Plan

85085-1576113141AA

© 2014 FMR LLC

All rights reserved

DocuSign Envelope ID: 14D00CCC-4D31-40B9-BB87-02CE16CBA6A6

(1)          An initial pre-tax Deferral Contribution of 3.00% will be made for:

(A)         Newly-eligible Employees 35 days after such Employee’s date of hire, but no sooner than such Employee’s Entry Date.

(B)         Active Participants (who are not suspended from making Deferral Contributions), beginning on 03/03/2018 if they meet any of the following criteria:

(i)           They are without a deferral election or have a zero election on file.

(C)         Each Eligible Employee having a Reemployment Commencement Date will be treated as follows for purposes of the above-described automatic enrollment contributions:

(i)           Shall be automatically enrolled later of 30 days from date of rehire or Entry Date.

Note: If the Employer has elected a QACA in Option 1.07(a)(6)(D), then after the effective date  of this election, any Participant automatically enrolled pursuant to this subparagraph (C) who was automatically enrolled under the QACA at the time of leaving employment shall be automatically enrolled at the same rate in effect immediately prior to his leaving employment plus any increases missed in accordance with paragraph (2) below (if applicable) prior to his Reemployment.

(c)          Exceptions to Automatic Deferral Provisions– The provisions of Subsection 1.07(b) shall be applied differently to the groups of Eligible Employees as specified below.

Note:     The Participant group(s) identified below must be clearly defined in a manner that will not violate  the definite predetermined allocation formula requirement of Treasury Regulation Section 1.401- 1(b)(1)(ii).

(1)          The following group of Eligible Employees shall have automatic enrollment apply differently to them according to the provisions in (A) and (B) below:

Employees of the AAOH Division.

(A)         An initial pre-tax Deferral Contribution of 0% will be made for:

(i)           Newly-eligible Employees 35 days after such Employee’s date of hire, but no sooner than such Employee’s Entry Date.

(ii)          Active Participants (who are not suspended from making Deferral Contributions), beginning on 03/03/2018 if they meet any of the following criteria:

(I)          They are without a deferral election or have a zero election on file.

(iii)         Each Eligible Employee having a Reemployment Commencement Date will be treated as follows for purposes of the above-described automatic enrollment contributions:

(I)          Shall be automatically enrolled later of 30 days from date of rehire or Entry Date.

Note: If the Employer has elected a QACA in Option 1.07(a)(6)(D), then after the effective date of this election, any Participant automatically enrolled under the Plan who was automatically enrolled under the QACA at the time of leaving employment shall be automatically enrolled at the same rate in effect immediately prior to his leaving employment plus any increases missed in accordance with paragraph (B) below (if applicable) prior to his Reemployment.

(3)  The following replaces Subsection 1.11(a)(1):

Volume Submitter Defined Contribution Plan – 10/2014

PS Plan

85085-1576113141AA

© 2014 FMR LLC

All rights reserved

DocuSign Envelope ID: 14D00CCC-4D31-40B9-BB87-02CE16CBA6A6

(1)          Non-Discretionary Matching Employer Contributions - As indicated within the following for each group of “eligible” Participants, the Employer shall make a Matching Employer Contribution on behalf of each "eligible" Participant in an amount equal to the percentage, of the eligible contributions made by the "eligible" Participant during the Contribution Period:

(A)          Flat Percentage Match

(i)        Flat percentage match of 50.00% shall be allocated only to the "eligible" Participants described below:

All participants except employees covered by a collective bargaining agreement (International Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union); International Brotherhood of Electrical Workers, Local 2015 (Amphenol RF union); The United Steelworkers, Local Union #9428 (TFC Union)..

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above:

(I)          Contributions in excess of 6.00% of the "eligible" Participant's Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(II)         Matching Employer Contributions for each "eligible" Participant for each Plan Year shall be limited to $__.

(B)           Flat Percentage Match

(i)        Flat percentage match of 50.00% shall be allocated only to the "eligible" Participants described below:

1). Effective 1/1/2020, a union employee at International Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union), hired or rehired on or after January 1, 2014.

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above:

(I)          Contributions in excess of 3.00% of the "eligible" Participant's Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(II)         Matching Employer Contributions for each "eligible" Participant for each Plan Year shall be limited to $__.

(C)          Flat Percentage Match

(i)        Flat percentage match of 50.00% shall be allocated only to the "eligible" Participants described below:

1). Effective 1/1/2019, a union employee at International Brotherhood of Electrical Workers, Local 2015 (Amphenol RF union) hired or rehired on or after January 1, 2016; 2). Effective 1/1/2020, a union employee at The United Steelworkers, Local Union #9428 (TFC Union) hired or rehired on or after 9/1/2013.

Limit on Non-Discretionary Matching Employer Contributions for the group of “eligible” Participants described above:

Volume Submitter Defined Contribution Plan – 10/2014

PS Plan

85085-1576113141AA

© 2014 FMR LLC

All rights reserved

DocuSign Envelope ID: 14D00CCC-4D31-40B9-BB87-02CE16CBA6A6

(I)          Contributions in excess of 2.00% of the "eligible" Participant's Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

(II)         Matching Employer Contributions for each "eligible" Participant for each Plan Year shall be limited to $__.

Note: The Employer may be required to satisfy the nondiscriminatory benefits requirement of Code Section 401(a)(4).

(4)  The following replaces Subsection 1.12(a):

(a)          Fixed Formula:

(1)          Fixed Percentage Employer Contribution - For each Contribution Period, the Employer shall contribute for each "eligible" Participant (except as otherwise provided in (A)(i) below) a percentage of such "eligible" Participant's Compensation equal to:

(A)         0.00%  (not to exceed 25%) to all “eligible” Participants, except as provided in (i) below.

Note: The eligible group(s) defined below must be definitely determinable and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(i)           Different percentages for different groups of "eligible" Participants as follows:

(I)           For each Plan Year, the Employer shall contribute for the following "eligible" Participant(s) an amount equal to 3.00%  (not to exceed 25%) of each such "eligible" Participant's Compensation:

1). Effective 1/1/2020, a union employee at International Association of Machinists and Aerospace Workers, Sidney Lodge No. 1529 (Amphenol Sidney Union), hired or rehired on or after January 1, 2014.

(II)         For each Plan Year, the Employer shall contribute for the following "eligible" Participant(s) an amount equal to 2.00%  (not to exceed 25%) of each such "eligible" Participant's Compensation:

1). Effective 1/1/2016, a union employee at International Brotherhood of Electrical Workers, Local 2015 (Amphenol RF union) hired or rehired on or after 1/1/2016   2). Effective 1/1/2017, a union employee at The United Steelworkers, Local Union #9428 (TFC Union) hired or rehired on or after 9/1/2013.

(ii)         To the extent the allocation formula does not apply to all Participants under the Plan, the Employer may be required to restructure the Plan, as permitted by the regulations under Code Section 401(a)(4), to satisfy the nondiscriminatory benefits requirement of that Code Section. If the Plan can be restructured to satisfy the nondiscriminatory benefits requirements, then the Plan will generally satisfy a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). If the Plan cannot be restructured to satisfy the nondiscriminatory benefits requirements, the Plan shall be required to satisfy the nondiscriminatory amount requirement by testing in accordance with Section 1.401(a)(4)-2(a) of the Treasury Regulations. If the Plan is required to pass

Volume Submitter Defined Contribution Plan – 10/2014

PS Plan

85085-1576113141AA

© 2014 FMR LLC

All rights reserved

DocuSign Envelope ID: 14D00CCC-4D31-40B9-BB87-02CE16CBA6A6

cross-testing in accordance with Section 1.401(a)(4)-8 of the Treasury Regulations to satisfy the nondiscriminatory amount requirement and the Plan does not meet the exception found in Section 1.401(a)(4)-8(b)(1)(i)(B)(1) or (2), the Plan shall provide a gateway contribution to Participants required to benefit under this allocation to the extent described in Section 1.401(a)(4)-8(b)(1)(vi). All Participants not included in an allocation group above shall be considered as not benefiting under this allocation for the Contribution Period unless otherwise is required to pass the nondiscriminatory amount testing pursuant to Section 1.401(a)(4)-8 of the Treasury Regulations. The Employer shall notify the Plan Administrator of the amount allocable to each group.

(2)          401(k) Safe Harbor Formula - The Nonelective Employer Contribution specified in the 401(k) Safe Harbor Nonelective Employer Contributions Addendum is intended to satisfy the safe harbor contribution requirements under Sections 401(k) and 401(m) of the Code such that the "ADP" test (and, under certain circumstances, the "ACP" test) is deemed satisfied. Please complete the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions, is checked.)

(5)  The following replaces Subsection 1.12(b):

(b)          Discretionary Formula - The Employer may decide each Contribution  Period  whether  to  make  a discretionary Nonelective Employer Contribution on behalf of "eligible" Participants in accordance with Section 5.10 of the Basic Plan Document.

(4)          Participant Group Allocation Method – The Nonelective Employer Contribution is allocated first at the Employer's discretion among the employee groups with the same allocation rate, as identified below. The amount allocated to each such group shall then be allocated among the "eligible" Participants within such group in the ratio that each "eligible" Participant's Compensation for the Plan Year bears to the total Compensation paid to all "eligible" Participants within the group.

(A)          Employee Groups – Allocation groups will be determined in the following manner:

(1)          Each "eligible" Participant will be considered his own allocation group.

Note: The specific categories of "eligible" Participants should be such that resulting allocations are provided pursuant to a definite predetermined formula that complies with Treasury Regulations Section 1.401-1(b)(1)(ii).

(B)         Unless the Plan can be restructured in accordance with regulations under Code Section 401(a)(4) to provide uniform percentages of Compensation to "eligible Participants", the Plan will not satisfy a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4). If the Plan cannot be restructured, the Plan shall be required to satisfy the nondiscriminatory amount requirement by testing in accordance with Section 1.401(a)(4)-2(a) of the Treasury Regulations. If the Plan is required to pass cross-testing in accordance with Section 1.401(a)(4)-8 of the Treasury Regulations to satisfy the nondiscriminatory amount requirement and the Plan does not meet the exception found in Section 1.401(a)(4)-8(b)(1)(i)(B)(1) or (2), the Plan shall provide a gateway contribution to Participants required to benefit under this allocation to the extent described in Section 1.401(a)(4)-8(b)(1)(vi). All Participants not included in an allocation group above shall be considered as not benefiting under this allocation for the Contribution Period unless otherwise is required to pass the nondiscriminatory amount testing pursuant to Section 1.401(a)(4)-8 of the Treasury Regulations. The Employer shall notify the Plan Administrator of the amount allocable to each group.

Volume Submitter Defined Contribution Plan – 10/2014

PS Plan

85085-1576113141AA

© 2014 FMR LLC

All rights reserved

DocuSign Envelope ID: 14D00CCC-4D31-40B9-BB87-02CE16CBA6A6

Note: The requirements of Treasury Regulations Section 1.401(k)-1(a)(6) (describing what constitutes a cash or deferred arrangement with respect to Self-Employed Individuals) applies to the allocation formula under this Option. Therefore, the allocation formula should be structured so that application of the formula does not create a cash or deferred arrangement with respect to a Self-Employed Individual (e.g., by permitting partners to directly or indirectly vary the amount of contribution made on their behalf).

(6)  The following is added at the end of Subsection 1.18(a) as a new Subsection 1.18(a)(1) and supersedes Article 9 to the extent required:

(1)          Loan not Due on Termination. If a Participant with an outstanding loan balance terminates employment with the Employer and all Related Employers, the outstanding principal and accrued interest on such loan shall not be immediately due and payable as provided in Section 9.11 of the Basic Plan Document. Instead, such loan shall continue to be payable in accordance with the provisions of the loan note and Article 9 of the Basic Plan Document.

(7)  The following replaces Section 19.05:

19.05. Costs of Administration.  All reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust may be paid from the forfeitures (if any) resulting under Section 11.08, from the suspense account described in this Section, if any, or from the remaining Trust Fund. All such costs and expenses paid from the remaining Trust Fund shall, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants as provided in the Service Agreement.

Amounts a service provider agrees to credit to the Plan in recognition of the service provider’s compensation for Plan services will be allocated to a suspense account from which the Administrator may pay Plan expenses and/or allocate amounts to the Accounts of Participants and Beneficiaries pro rata based on their Account balances in the Trust excluding amounts invested in a loan pursuant to Article 9. Any amounts so allocated shall not constitute “annual additions” (as defined in Subsection 6.01(a)) under the Plan.

Volume Submitter Defined Contribution Plan – 10/2014

PS Plan

85085-1576113141AA

© 2014 FMR LLC

All rights reserved